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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 23, 1999


                       General Surgical Innovations, Inc.
             (Exact name of registrant as specified in its charter)

                                    000-28448
                            (Commission File Number)

 California                                94-3160456
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation)


                  10460 Bubb Road, Cupertino, California 95014
             (Address of principal executive offices, with zip code)

                                 (408) 863-2500
              (Registrant's telephone number, including area code)


                                       -1-

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Item 5.  Other Events.

         On August 23, 1999, General Surgical Innovations, Inc. ("GSI"), entered into a definitive agreement with Tyco International ("Tyco") pursuant to which Tyco will acquire GSI. A copy of the press release announcing the execution of the definitive agreement is included herein as Exhibit 99.1 and is incorporated by reference into this Item 5.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1     Press Release dated August 23, 1999.


                                       -2-

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GENERAL SURGICAL INNOVATIONS, INC.



Date: September 1, 1999           By:  /s/ STEPHEN J. BONELLI
                                     ---------------------------------
                                       Stephen J. Bonelli
                                       Chief Financial Officer, Vice President
                                       of Finance and Administration, Treasurer


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                                INDEX TO EXHIBITS


EXHIBIT NUMBER       DESCRIPTION
99.1                 Press Release dated August 23, 1999.